UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                      ______________________


                              FORM 8-K

                           CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of report(Date of earliest event reported): December 20, 2005
                                                 -----------------

                      PARK ELECTROCHEMICAL CORP.
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        (Exact Name of Registrant as Specified in Charter)


          New York                 1-4415             11-1734643
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(State or Other Jurisdiction  (Commission File     (IRS Employer
     of Incorporation)             Number)      Identification No.)


48 South Service Road, Melville,      New York           11747
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(Address of Principal Executive Offices)              (Zip Code)


 Registrant's telephone number, including area code (631)465-3600
                                                   ---------------
                             Not Applicable
     ----------------------------------------------------------
     Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule
         14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule
         13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 2.02    Results of Operations and Financial Condition.
---------    ----------------------------------------------

           Park Electrochemical Corp. (the "Company") issued a news release on December 20, 2005 reporting its results of operations for its 2006 fiscal year third quarter ended November 27, 2005. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits.
---------     ----------------------------------

     (c)      Exhibits.
              ---------

              99.1  News Release dated December 20, 2005





                            SIGNATURE
                            ---------


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PARK ELECTROCHEMICAL CORP.



Date:  December 20, 2005       By:  /s/James W. Kelly
                                    -----------------
                               Name:  James W. Kelly
                               Title:  Vice President, Taxes
                                       and Planning





                          EXHIBIT INDEX
                          -------------

Number
Exhibit   Description                                  Page
-------   -----------                                  ----
99.1      News Release dated December 20, 2005........  5